Exhibit 99.1

The Future of Cancer Therapy

JP Morgan 33rd Annual Healthcare Conference

January2015

www.ziopharm. com

Forward_Looking Statements

This presentation _ forward contains certain looking information about ZIOPHARM Oncology that is intended to be covered by the safe harbor for “forward            Forward looking statements” provided by the Private Securities Litigation Reform Act of 1995, as amended. looking statements are statements that are not historical facts. Words such as “expect(s),” “feel(s),” “believe(s),” “will,” “may,” “anticipate(s)” and similar expressions are intended _ forward to identify looking statements. These statements include, but are not limited to, statements regarding our ability to successfully _ long develop and commercialize our therapeutic products, our ability to expand our term business opportunities; financial projections and estimates and their underlying assumptions; and future performance. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of the Company, that could cause actual results to differ materially _ forward from those expressed in, or implied or projected by, the looking information and statements. These risks and uncertainties include, but are not limited to: whether any of our therapeutic candidates will advance further in the clinical trials process and whether and when, if at all, they will receive final approval from the U.S. Food and Drug Administration or equivalent foreign regulatory agencies and for which indications; whether any of our therapeutic candidates will be successfully marketed if approved; whether our DNA based             biotherapeutics discovery and development efforts will be successful; our ability to achieve the results contemplated by our collaboration agreements; the strength and enforceability of our intellectual property rights; competition from pharmaceutical and biotechnology companies; the DNA             development of and our ability to take advantage of the market for based biotherapeutics; our ability to raise additional capital to fund our operations on terms acceptable to us; general economic conditions; and theotherriskfactors contained inour periodic andinterimreportsfiledwiththeSEC including, butnotlimitedto,ourannualreporton Form 10 K             for the fiscal year ended December 31, 2013 and Quarterly 10             Report on Form Q for the period ended September 30, 2014, and other filings with the SEC, which are available at www.sec.gov. Our audience is cautioned not to place undue reliance on these forward looking             statements that speak only as of the date hereof, and we do not undertake any obligation to revise and disseminate forward looking             statements to reflect events or circumstances after the non             date hereof, or to reflect the occurrence of or occurrence of any events.

JP Morgan

Jonathan Lewis, M.D., Ph.D., CEO, ZIOPHARM Oncology

www.ziopharm. com

Ad-RTS-IL-12 Overview

Adenoviral mediated controlled delivery of Interleukin-12

ZIOPHARM Oncology



Oral
Activator
Ad-RTS-hIL-12
Oral
Activator
Intratumoral Injection
Distant
Tumors
NK
CTLs
Cytotoxic
Response
Lymphatics
APC
CD8+
CD4+
IL-12
IFNg
Draining
Lymph Node

ZIOPHARM has leading expertise in clinical translation of designer cytokines

3

Oral Veledimex Precisely Controls the Expression _IL of 12

ON

1000000

100000

vp)

6 10000

(mRNA/1e 1000

100

mRNA 10 or

OFF OFF

Tum 1

0.1

Baseline Maximum D1 D7             Post 7 Days treatment

100 mg 160 mg n=7 Veledimex Dose

Next _ IL steps for 12

Moving to active immunotherapy

ZIOPHARM hasleading expertise inclinical translation of designer cytokines

RheoSwitch Therapeutic System® platform for conditional expression of

_ Immunoreceptors

_ Cytokines

ZIOPHARM is partnering with MDACC in Boston and Houston

JP Morgan

Greg Frost, Ph.D., SVP Health Sector, Intrexon Corporation

www.ziopharm. com

Non_Viral Adoptive Cellular Therapies

[Graphic Appears Here]

INTREXON and ZIOPHARM Announce Exclusive Licensing Agreement with MD Anderson Cancer Center for Chimeric Antigen Receptor (CAR) T Cell             and Associated Technologies for the Development of Non_Viral Adoptive Cellular Therapies

Resulting in Point of Care and Off the Shelf Cellular Solutions

ZIOPHARM Oncology

Point of Care Product

- Integration with RheoSwitch® control of T cell propagation and specificity in patients
- Facilitates a no-culture solution to manufacturing

Off the Shelf Product

- Genetically modify and edit T cells to express CAR and eliminate TCR
- AttSite® landing pads for precision genetic engineering
- iPSC processing technologies combined with LEAP® to engineer an HLA-matched product

Recombinases and Transposases

8

Key Technology Synergies

ZIOPHARM Oncology

Technology	Intrexon / ZIOPHARM / MD Anderson
RheoSwitch Therapeutic System®	Most advanced family of ligands and switches available for dynamic range, safety, and spatial/temporal control
Non-Viral Integration Platform	First-in-human testing of *Sleeping Beauty* system in hematopoietic cells
UltraVector®	Industrialized assembly and screening of multigenic DNA modules for synthetic biology
Adoptive Cell Therapy	Expertise in development and implementation of novel immunotherapy trials

Established clinical pipeline for adoptive cellular therapies

9

&With Traditional Oncology Reimbursement for Cellular Therapies

Avoids Acute PBM Pressures Driven by Cost Density

$ )

( $$$

dule

Reimbursement Sche $$ Failure Rate ents Pay $

Cell Reimbursement

Days

Weeks Months

Cell and Ligand Reimbursement Years

JP Morgan

Laurence J.N. Cooper, M.D., Ph.D., Professor of Pediatrics at MD Anderson

The technology being discussed has been licensed by MD Anderson to Ziopharm and Intrexon and MD Anderson, which is my employer, will have an equity interest in both companies as a result of the transaction. As an inventor of the licensed technology, I will share in the proceeds of the consideration received by MD Anderson under the license in accordance with UT System Rules and MD Anderson policies and to that extent, I have a financial interest in both companies.

Increase in Patient Number Disrupts Manufacturing Scalability

# Patients (Few)

Manufacture Tcell T cells Infusion

Small Gap

Point of Care and Off the Shelf Manufacturing

# Patients (Many)

Manufacture Tcell T cells Infusion

Large Gap

Small Gap

Dual CAR _ Distribution Approaches for T

Genetically modified T cells

Onepatient Multiple Patients

_ Off

Specific Autologous T cells Allogeneic T cells the

s _ t

Patien Real time In advance of need helf

(OTS)

Disease cure Disease control

Point of _ care(POC) _ Centralized

Registration Trials & Global Distribution with Multiple Pharma Partners

Steps Toward Point of Care Distribution

T cell Acquisition T cell Manufacturing Time

Self

Genetic Modification Infusion

Steps Toward Off the Shelf Distribution

T cell Acquisition Autologous

Donor

mpan ies

Genetic

Modification Co

of #

Infusion Off the Shelf Allogeneic

Portfolio of Effector Cells

1. Chimeric Antigen Receptor (CAR+) T cells:

Target cell surface tumor             associated antigens (TAAs) independent of HLA

__Public            antigens

2. T Cell Receptor (TCR+) cells:

Target intracellular TAAs dependent on HLA

__Private            antigens

3. Natural Killer (NK) cells:

Target tumor with loss of HLA

_No _antigens_

Improving Therapeutic Potential of CART Cells

CAR T Cells for improved potency and persistence

Understanding ofthe effector cellbiology Co _ stimulation CAR with cytokine

Signals 1 & 2 Signal 3

RTS® Cell             for Gene and based Therapies

+ Addition of activator ligand or control solvent

_ Withdrawal of activator ligand or control solvent

Building Next             the Generation of Inducible Cytokines

Therapeutic potential of effector cells depends on recognition of tumor cells and recycling effector function in tumor microenvironment.

Veledimex

Management of Potential Toxicity through Inducible Immunoreceptor Expression

Many attractive target antigens are expressed on normal cells or Veledimex

CAR+T Cell ll Inducible orecept CAR+T Cell ll immun TCR+T Cell ll Inducible

TCR+T Cell ll nducible I

Advantages Non             of Viral Gene Integration

Sleeping Beauty transposon/transposase system

Efficient andnimblegene transfer method

Bypasses the cost, viral             time, and complexity of based delivery vectors

Transposon (IR/DR) DNA

SB Transposase

Manufacturing Platform Defines Specificity & Potency

Effector Gene cells insertion

Gene editing

Eliminating HLA and TCR on CAR+ T Cells for Universal Donor

_ non Recognize _non self_ (Patient ’ Donor) )

TCR±² T cells

HLAs HLAs

CD19

CAR

B _ cell leukemia/lymphoma

TCR±² HLAs

Healthy donor T cells

Re

(Donor ’Patient)

Artificial nuclease

Normal cells

Blood. 2013 Aug 22;122(8):1341 9_ Blood. 2012 Jun 14;119(24):5697 705 _

Personalized Therapy for Disease and Patient

tumor _ Heterogeneity of associated antigen (TAA)

Intra            Inter tumor tumor

Infuse T cells with more than one specificity Infuse T cells with one or more specificity

Personalized for the disease Personalized for the patient

_N=1_ trial paradigm

www.ziopharm. com

An Accelerated Synthetic Immunology Pipeline

Solid Tumors

Point of Off the

Care Shelf

Myeloid Malignancies B_cell malignancies

An Accelerated Synthetic Immunology Pipeline

Compound Pre Clinical Phase 1 Phase 2

Ad-RTS-IL-12 IND

Breast/Melanoma

GBM

CAR/Cytokine Products

B-cell malignancies

Myeloid Malignancies

RTS-controlled T cell

Solid Tumors

Universal Donor

Up to 5 CARs entering clinic in 2015

The Future of Cancer Therapy

JP Morgan 33rd Annual Healthcare Conference

January2015

www.ziopharm. com